BMO Capital Markets
2010 Utilities and Pipelines Day
November 30, 2010

-Forward Looking Information
-Company Overview
    -Focus on natural gas infrastructure
    -Principally regulated asset base
    -Organic growth projects provide low-risk growth trajectory
-Map of Operations
-Company Facts
-Transportation & Storage
-Trunkline South Texas Project
-FGT Phase VIII Expansion
-FGT Phase VIII Expansion Timeline
-FGT Pascagoula Lateral
-Gathering & Processing
-Map of Operations
-2010 Equity Volumes
-Contract Mix
-2011/2012 Growth Opportunities
-Growth Opportunities in Shale
-Gathering & Processing Assumptions
-Distribution
-Corporate & Other
-Summary